Commitments and Contingencies	12 Months Ended
Dec. 31, 2014
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies

12.      COMMITMENTS AND CONTINGENCIES

a)      Operating lease

The Company has lease agreements for office space and equipment with terms extending to 2023. The aggregate minimum annual lease payments under these agreements are as follows:

Amount
2015	$667
2016	650
2017	523
2018	435
2019 and thereafter	2,074
$4,349

b)      Other

In connection with the acquisition of certain patents and patent rights, the Company has agreed to future additional payments to the former owners of the respective patents or patent rights, based on future revenues (as defined in the respective agreements) generated as a result of licensing the respective patents or patent portfolios. For the year ended December 31, 2014, partner royalties have totaled $974 (year ended December 31, 2013 – Nil) all of which remains outstanding as at December 31, 2014.

On December 16, 2013, the Company engaged the services of an external law firm to represent the Company in certain patent infringement litigations. Pursuant to this engagement, in consideration for a discounted fixed fee arrangement, the Company has agreed to pay the firm a success fee which is based on a percentage of proceeds received (as defined in the respective agreements) pursuant to future license agreements resulting from these patent infringement litigations. As at December 31, 2014, the success fees are not yet determinable because the total proceeds have not yet been determined and therefore no amounts have been accrued.